SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  February 25, 2003



                                  BNC Bancorp
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina                                             47-0898685
 ------------------------         --------------------          --------------
(State or other jurisdiction          (Commission               (IRS Employer
  of incorporation)                   File Number)           Identification No.)





                                831 Julian Avenue
                        Thomasville, North Carolina 27361
                  --------------------------------------------
                    (Address of principal executive offices)





Registrant's telephone number, including area code:  (336) 476-9200


                                       N/A
                  --------------------------------------------
          (Former name or former address, if changed since last report)

Item 5   Other Events and Regulation FD Disclosure

         On February 25, 2003, BNC Bancorp released its operating results for both the three-month and year then ended December 31, 2002. The Company announced a 35% increase in fourth quarter net income for 2002.

         A copy of the Company's press release of February 25, 2003, releasing the Company's operating results is attached hereto as Exhibit (99) and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

        (99)   Press Release of BNC Bancorp, dated February 25, 2003.











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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BNC BANCORP


Date: February 25, 2003            By:  /s/W. Swope Montgomery, Jr.
                                      -----------------------------
                                       W. Swope Montgomery, Jr., President
                                           and Chief Executive Officer








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

                                  EXHIBIT INDEX


 Exhibit No.        Description
 -----------        -----------

 (99)               Press Release of BNC Bancorp, dated February 24, 2003



























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